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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-102593, 333-104958 and 333-107756 on Form S-3 and Registration Statement Nos. 333-35751, 333-88635, 333-43834, 333-70952, 333-96963 and 333-107008 on Form S-8 of Dot Hill Systems Corp. of our reports dated March 4, 2004 appearing in this Annual Report on Form 10-K of Dot Hill Systems Corp. for the year ended December 31, 2003.

/s/  DELOITTE & TOUCHE LLP

San Diego, California
March 15, 2004

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT